UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 13, 2005

GAIAM, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	0-27515	84-1113527
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

360 Interlocken Boulevard, Broomfield, Colorado 80021
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (303) 222-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

SECTION 9 -	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

EXHIBIT 99.2

EXPLANATORY NOTE

This Current Report on Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Gaiam, Inc. (“Gaiam”) on September 19, 2005 to provide the financial statements and pro forma information required pursuant to Item 9.01 (a) and (b) of Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01                Financial Statements and Exhibits

(a)                                  Financial Statements of Business Acquired

The consolidated financial statements of GT Brands LLC and Subsidiaries (“GoodTimes”) are filed hereto as Exhibit 99.1.

(b)                                 Unaudited Pro Forma Financial Information

The Unaudited Pro Forma Combined Condensed Statement of Operations of Gaiam and GoodTimes for the Year Ended December 31, 2004 and the Nine Months Ended September 30, 2005 are filed hereto as Exhibit 99.2.

(c)                                  Exhibits

Exhibit	Description

99.1	Consolidated financial statements of GT Brands LLC and Subsidiaries

99.2	Unaudited Pro Forma Combined Condensed Statement of Operations of Gaiam and GoodTimes for the Year Ended December 31, 2004 and the Nine Months Ended September 30, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIAM, INC.

	By:	/s/ Janet Mathews
Janet Mathews
Chief Financial Officer

Date: November 29, 2005

EXHIBIT INDEX

Exhibit	Description

99.1	Consolidated financial statements of GT Brands LLC and Subsidiaries

99.2	Unaudited Pro Forma Combined Condensed Statement of Operations of Gaiam and GoodTimes for the Year Ended December 31, 2004 and the Nine Months Ended September 30, 2005